UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000 (Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000 (Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 9. REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
AFT III Forbearance Agreement
1st Amendment to AFL III Forbearance Agreement
2nd Amendment to AFL III Forbearance Agreement
Atlas Air Forbearance Agreement
1st Amendment to Forbearance Agreement
AFL III Letter Agreement
Atlas Air Letter Agreement

Item 9.	Regulation FD Disclosure.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBITS

ITEM 9. REGULATION FD DISCLOSURE.

     As part of its ongoing restructuring efforts that commenced in March 2003 and that culminated with the filing of voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida in Miami on January 30, 2004, Atlas Air Worldwide Holdings, Inc. (“AAWH”) has announced that certain of its subsidiaries have entered into agreements with certain of their lenders and lessors that amend previously-agreed term sheets that, in turn, provide for the amendment of the terms of their loans and leases in order to effect the Chapter 11 reorganization. Copies of these agreements are attached hereto as Exhibits 99.1 — 99.7.

     In addition, Section 1110 Stipulations that provide for payments and other matters relating to these amendments during the pendency of the bankruptcy case will be filed with the Bankruptcy Court on or before February 9, 2004, for a hearing with respect to such Section 1110 Stipulations to be held on February 27, 2004 and, once filed, will be available for public review either through the Bankruptcy Court or at www.atlasreorg.com, a web site maintained by AAWH. AAWH has also filed a motion seeking authority to enter into debtor-in-possession financing for a $50 million facility with CIT Group/Business Credit, Inc. and Ableco Finance LLC, an affiliate of Cerberus Capital Management L.P.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

EXHIBIT NO.	DESCRIPTION

99.1	Forbearance Agreement, Limited Waiver and Conditional Agreement to Amend the Loan Documents regarding the Proposed Restructuring of Atlas Freighter Leasing III, Inc.

99.2	First Amendment to Atlas Freighter Leasing III, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.3	Second Amendment to Atlas Freighter Leasing III, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.4	Forbearance Agreement, Limited Waiver and Conditional Agreement to Amend the Loan Documents regarding the Proposed Restructuring of Atlas Air, Inc.

99.5	First Amendment to Atlas Air, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.6	Letter Agreement, dated February 2, 2004, with Deutsche Bank Trust Company Americas regarding the Proposed Restructuring of the Obligations of Atlas Freighter Leasing III, Inc.

99.7	Letter Agreement, dated February 2, 2004, with Deutsche Bank Trust Company Americas regarding the Proposed Restructuring of the Obligations of Atlas Air, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

DATE: February 6, 2004	By:	/s/ David W. Lancelot David W. Lancelot Senior Vice President & CFO

Atlas Air, Inc.

DATE: February 6, 2004	By:	/s/ David W. Lancelot David W. Lancelot Senior Vice President & CFO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Forbearance Agreement, Limited Waiver and Conditional Agreement to Amend the Loan Documents regarding the Proposed Restructuring of Atlas Freighter Leasing III, Inc.

99.2	First Amendment to Atlas Freighter Leasing III, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.3	Second Amendment to Atlas Freighter Leasing III, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.4	Forbearance Agreement, Limited Waiver and Conditional Agreement to Amend the Loan Documents regarding the Proposed Restructuring of Atlas Air, Inc.

99.5	First Amendment to Atlas Air, Inc. Forbearance Agreement and Conditional Agreement to Amend the Loan Documents.

99.6	Letter Agreement, dated February 2, 2004, with Deutsche Bank Trust Company Americas regarding the Proposed Restructuring of the Obligations of Atlas Freighter Leasing III, Inc.

99.7	Letter Agreement, dated February 2, 2004, with Deutsche Bank Trust Company Americas regarding the Proposed Restructuring of the Obligations of Atlas Air, Inc.